SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2020

Booking Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 299-8000

N/A

(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
0.800% Senior Notes Due 2022	BKNG 22A	The NASDAQ Stock Market LLC
2.150% Senior Notes Due 2022	BKNG 22	The NASDAQ Stock Market LLC
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 7, 2020, Booking Holdings Inc. (the “Company”) entered into an amendment (the “Amendment”) to its $2 billion revolving credit facility pursuant to which the maximum leverage ratio covenant, compliance with which is a condition to its ability to borrow thereunder, has been suspended through and including the fiscal quarter ending March 31, 2021, and has been replaced with a minimum liquidity covenant based on unrestricted cash, cash equivalents, short-term investments and unused capacity under the revolving credit facility. Prior to the payment in full of the Company’s outstanding 0.35% Convertible Senior Notes due June 2020, the minimum liquidity requirement is $5.5 billion. Following such payment, the minimum liquidity requirement is $4.5 billion. The foregoing description is only a summary of the Amendment and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Press Releases

On April 8, 2020, the Company issued a press release announcing the commencement of an offering of one or more series of its senior notes pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission (the “Senior Notes Offering”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 8, 2020, the Company issued a press release announcing the commencement of an offering of its convertible senior notes in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Convertible Notes Offering”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Update on Impacts of COVID-19

In December 2019, a novel strain of coronavirus, COVID-19, was first detected in Wuhan, China, and has since spread to other regions, including the United States and Europe. On March 11, 2020, the World Health Organization declared that the rapidly spreading COVID-19 outbreak was a global pandemic. In response to the pandemic, many governments around the world are implementing a variety of measures to reduce the spread of COVID-19, including travel restrictions and bans, instructions to residents to practice social distancing, quarantine advisories, shelter-in-place orders and required closures of non-essential businesses. These government mandates have forced many of the partners on whom our business relies, including hotels and other accommodation providers, airlines and restaurants, to seek government support in order to continue operating, to curtail drastically their service offerings or to cease operations entirely. Further, these measures have materially adversely affected, and may further affect, consumer sentiment and discretionary spending patterns, economies and financial markets, and our workforce, operations and customers.

Impact on our financial results and prospects

The outbreak of COVID-19 and the resulting economic conditions and government orders have resulted in a material decrease in consumer spending and an unprecedented decline in travel and restaurant activities and consumer demand for related services. Our financial results and prospects are almost entirely dependent on the sale of such travel and restaurant-related services. Although it is impossible to accurately predict the ultimate impact of these developments on our business, our expected results for the quarter ended March 31, 2020 have been significantly and negatively impacted, with a material decline in gross travel bookings, room nights booked, total revenues, net income, cash flow from operations and Adjusted EBITDA as compared to the corresponding period in 2019. Newly-booked room night reservations—excluding the impact of cancelations—have been declining as the COVID-19 outbreak has spread, and in recent days have decreased by over 85% as compared to the comparable period in 2019. This downward trend could continue and newly-booked room night reservations may be canceled.

Due to the uncertain and rapidly evolving nature of current conditions around the world, we are unable to predict accurately the impact that COVID-19 will have on our business going forward. We currently expect, however, that the COVID-19 outbreak will impact our financial performance for the quarter ended June 30, 2020, much more significantly than it impacted the quarter ended March 31, 2020, primarily because an increasing number of markets and locations will have been subject to the governmental measures and economic disruptions noted above during the entirety of the second quarter (as compared to the first quarter, when the effects of the outbreak were largely limited to China and certain other Asian markets during January 2020 and much of February 2020). With the spread of COVID-19 to Europe, the United States and other regions, we expect the outbreak and its effects to continue to have a significant adverse impact on our business for the duration of the pandemic and during the subsequent economic recovery, which could be an extensive period of time.

Impact on liquidity, our credit ratings and ongoing access to capital

Prior to giving effect to the Senior Notes Offering, the Convertible Notes Offering or any other external financing, and without accessing our revolving credit facility, we believe that: (a) if our current business volumes persist indefinitely, our current liquidity will be sufficient to meet the operational and other needs of our business through at least the end of 2021, and (b) if our business volumes continue to decline, our current liquidity will be sufficient to meet the operational and other needs of our business until the second half of 2021. We cannot, however, assure you that this will be the case. Our continued access to sources of liquidity depends on multiple factors, including global economic conditions, the condition of global financial markets, the availability of sufficient amounts of financing, our operating performance and our credit ratings. On March 24, 2020, Moody’s Investors Service affirmed our A3 senior unsecured debt rating, but changed the outlook to negative from stable. If our credit ratings were to be downgraded, or financing sources were to ascribe higher risk to our rating levels, our industry or us, our access to capital and the cost of any financing would be negatively impacted. We currently have $2.0 billion available under our revolving credit facility, which provides an additional source of liquidity, but our ability to access the revolving credit facility depends on satisfaction of, among other things, a financial test, which we may not be able to satisfy if the deterioration of our business continues. There is no guarantee that additional debt financing will be available in the future to fund our obligations, or that it will be available on commercially reasonable terms, in which case we may need to seek other sources of funding. In addition, the terms of future debt agreements could include more restrictive covenants, which could restrict our business operations.

Potential impairments of goodwill, long-term investments and long-lived assets; increasing provisions for bad debt and for cash advances to our travel service provider and restaurant partners; and increases in cash outlays to refund consumers for prepaid reservations

As a result of the deterioration of our business due to the COVID-19 outbreak, we are currently evaluating goodwill, long-term investments and long-lived assets for possible impairment. We currently believe that our goodwill (a substantial portion of which relates to OpenTable and KAYAK with a combined carrying value of $2.1 billion as of December 31, 2019), long-term investments and/or long-lived assets may have experienced a decline in value due to the COVID-19 outbreak, and it is likely that we will record a significant impairment charge when we report our results for the quarter ended March 31, 2020. In addition, given the volatility in global markets and the financial difficulties faced by many of our travel service provider and restaurant partners, we expect to increase our provisions for bad debt and for cash advances to our travel service provider and restaurant partners, which increase could be material. Moreover, due to the high level of cancelations of existing bookings, we have incurred, and expect to continue to incur, higher than normal cash outlays to refund consumers for prepaid reservations paid to us. Any material increase in our provisions for bad debt or for cash advances to travel service provider and restaurant partners, and any material increase in cash outlays to consumers, would have a corresponding effect on our results of operations and related cash flows.

Ongoing impact of the COVID-19 outbreak on our business operations

The extent of the effects of the COVID-19 outbreak on our business, results of operations, cash flows and growth prospects is highly uncertain and will ultimately depend on future developments. These include, but are not limited to, the severity, extent and duration of the global pandemic and its impact on the travel and restaurant industries and consumer spending more broadly; actions taken by national, state and local governments to contain the disease or treat its impact, including travel restrictions and bans, required closures of non-essential businesses and aid and economic stimulus efforts; the effect of the changes in hiring levels and remote working arrangements that we have implemented on our operations, including the health and productivity of management and our employees, and our ability to maintain our financial reporting processes and related controls; the impact on our contracts with our partners, including force majeure provisions; our ability to withstand increased cyberattacks that we and many businesses are experiencing; the speed and extent of the recovery across the broader travel ecosystem; and the duration, timing and severity of the impact on customer spending, including any economic recession resulting from the pandemic. The pandemic may continue to expand in regions that have not yet been affected by the COVID-19 outbreak after conditions begin to recover in currently affected regions, which could continue to affect our business. Also, existing restrictions in affected areas could be extended after the virus has been contained in order to avoid relapses, and regions that recover from the outbreak may suffer from a relapse and re-imposition of restrictions.

Our business is dependent on the availability of a large number of accommodations (particularly independently-owned accommodations) and restaurants, and on the ability of consumers to travel to such accommodations and restaurants on airlines and railways. We do not expect economic and operating conditions for our business to improve until consumers are once again willing and able to travel, and our travel service provider and restaurant partners are once again willing and able to serve those consumers. This may not occur until well after the broader global economy begins to improve. Additionally, our business is also dependent on consumer sentiment and discretionary spending patterns. Current economic forecasts predict significant increases in unemployment in the United States and other regions due to the adoption of social distancing and other policies to slow the spread of the virus, which are likely to have a negative impact on consumer discretionary spending, including for the travel and restaurant industries. Even when economic and operating conditions for our business improve, we cannot predict the long-term effects of the pandemic on our business or the travel and restaurant industries as a whole. If the travel and restaurant industries are fundamentally changed by the COVID-19 outbreak in ways that are detrimental to our operating model, our business may continue to be adversely affected even as the broader global economy recovers.

To the extent that the COVID-19 outbreak continues to adversely affect our business and financial performance, it may also have the effect of heightening many of the other risks identified in the “Risk Factors” section of our most recently filed Annual Report on Form 10-K, such as those relating to our substantial amount of outstanding indebtedness.

The information furnished herewith pursuant to this Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K and the attached exhibits contain forward-looking statements. These forward-looking statements reflect our views regarding current expectations and projections about future events and conditions and are based on currently available information. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict, including the Risk Factors identified in our most recently filed annual report on Form 10-K; therefore, our actual results could differ materially from those expressed, implied or forecast in any such forward-looking statements. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. Unless required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, readers should carefully review the reports and documents we file or furnish from time to time with the Securities and Exchange Commission, particularly our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Amendment, dated as of April 7, 2020, to the Credit Agreement, dated as of August 14, 2019, by and among the Company, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.
99.1	Press release issued by Booking Holdings Inc. on April 8, 2020, relating to the commencement of the Company’s offering of senior notes.
99.2	Press release issued by Booking Holdings Inc. on April 8, 2020, relating to the commencement of the Company’s offering of convertible senior notes.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.
By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date: April 8, 2020